ETHO CLIMATE LEADERSHIP U.S. ETF Trading Symbol: ETHO Listed on NYSE Arca, Inc. Summary Prospectus January 31, 2020 www.ethoetf.com
Before you invest, you may want to review the Etho Climate Leadership U.S. ETF's (the "Fund") statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 31, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund's statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.ethocapitaletfs.com/investor-materials. You can also get this information at no cost by calling 1-844-ETFMGRS (383-6477) or by sending an e-mail request to info@etfmg.com.
Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi‑annual shareholder reports to the Fund's website, www.ethoetf.com. Shareholders who wish to continue to receive paper copies of the Fund's annual and semi-annual shareholder reports should contact the Fund at 1-844-ETFMGRS (383-6477) or by sending an e-mail request to info@etfmg.com or contact their financial intermediaries.
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Etho Climate Leadership Index – US (the "Index").
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund's average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.47%
1Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.02% that is attributed to acquired fund fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal year ended September 30, 2019, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Etho Climate Leadership Index – US
The Index was created by Etho Capital, LLC (the "Index Provider") and tracks the performance of the equity securities of a diversified set of U.S. companies that are leaders in their industry with respect to their carbon impact. "Carbon impact" is calculated based on the total greenhouse gas ("GHG") emissions from a company's operations, fuel use, supply chain and business activities, divided by the company's market capitalization. The Index primarily includes each company with a carbon impact at least 50% better (i.e., lower) than the average carbon impact for a given company's industry ("Carbon Leaders"). The Index generally excludes companies in industries or sub-industries or specific companies that are broadly associated with negative environmental, social, or corporate governance ("ESG") profiles, as described below. The Index Provider created the Index to identify a diverse portfolio of companies with a carbon impact at least 50% better than commonly used broad-based securities indices.
Construction of the Index begins with the universe of U.S. companies with a minimum market capitalization of $100 million. "U.S. companies" are defined as companies whose equity securities are principally listed and traded on a U.S. securities exchange and who either have their headquarters located in the U.S. or who derive at least 30% of their revenues from sales in the U.S. The carbon impact of each such company and its industry average is calculated by the Index Provider based on data provided by Trucost Plc. The universe of U.S.-listed companies is then screened by the Index Provider to include only companies that are Carbon Leaders.
The Index universe is further screened to generally exclude (i) all companies in the energy sector, (ii) all companies in the tobacco, aerospace and defense industries, and (iii) all companies in the gambling, gold and silver sub-industries. Additionally, the Index excludes certain companies generally considered by certain non-governmental organizations ("NGOs") as having a negative environmental sustainability impact (e.g., due to deforestation activities) and includes certain companies identified by the Index Provider whose products produce sufficient downstream sustainability benefits to outweigh the companies' exclusion based on the above criteria (e.g., solar panel manufacturers).
The Index is reconstituted annually in November. At the time of each reconstitution, the companies in the Index are equal weighted.
The Index is calculated and maintained by Solactive AG, which is independent of the Index Provider, the Fund, its adviser, and distributor.
The Index is not limited to a minimum or maximum number of constituents; rather, it includes all companies meeting the eligibility criteria for inclusion in the Index. The Index may include companies of any market capitalization, including small capitalization companies. The Index Provider anticipates that the Index will generally include between 350 and 430 companies. As of January 14, 2019, the Index included the securities of 288 companies with minimum and maximum market capitalizations of $404.5 million and $790.8 billion, respectively.
The Fund's Principal Investment Strategies
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Fund will invest at least 80% of its total assets in the component securities of the Index. As a result, under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact (the "80% Policy").
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.
The Fund's investment adviser expects that, over time, the correlation between the Fund's performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
ESG Risk: Because the Fund generally does not invest in (i) companies in the energy sector, (ii) companies in the tobacco, aerospace and defense industries, and (iii) companies in the gambling, gold and silver sub-industries, the Fund may underperform the broader equity market to the extent that such companies have above-average performance.
Concentration Risk: The Fund's investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Smaller Companies Risk: The Fund's Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company's securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund's tracking error.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.
Equity Market Risk: The equity securities held in the Fund's portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.
ETF Risks:
Absence of an Active Market Risk: Although the Fund's shares are approved for listing on the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants ("APs"), none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for the Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Costs of Buying or Selling Shares Risk. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV Risk. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund's NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund's securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund's underlying securities or the NAV of Fund shares.
Limitations of Indicative Optimized Portfolio Value ("IOPV") Risk: The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of the Fund's shares, also known as the IOPV. The IOPV calculations are estimates of the value of the Fund's NAV per share and are based on the Fund's portfolio holdings and cash, less accrued expenses, divided by the number of shares of the Fund outstanding as of the time of the prior day's NAV calculation. Premiums and discounts between the IOPV and the market price of the Fund's shares may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a "real-time" update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Additionally, the calculation of the NAV may reflect the fair values of certain Fund holdings, which may result in different prices than those used in the calculations of the IOPV. This may result in market prices for Fund shares deviating from the value of the Fund's underlying securities. Neither the Fund nor the Adviser, nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.
Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund's shares trading at a premium or discount to NAV.
Trading Issues Risk. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for such shares will be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund's market price from its NAV.
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund's investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Tracking Error Risk: The Fund's return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.ethoetf.com or by calling 844-ETFMGRS (844-383-6477).
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund's highest return for a calendar quarter was 16.17% (quarter ended March 31, 2019) and the Fund's lowest return for a calendar quarter was -14.29% (quarter ended December 31, 2018).

Average Annual Total Returns (for the period ended December 31, 2019)	1 Year	Since Inception 11/18/2015
Etho Climate Leadership U.S. ETF
Return Before Taxes	34.72%	14.99%
Return After Taxes on Distributions	34.44%	14.72%
Return After Taxes on Distributions and Sale of Fund Shares	20.73%	11.89%
Etho Climate Leadership Index – US (reflects no deduction for fees, expenses or taxes)	34.31%	14.39%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	13.53%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser
ETF Managers Group LLC (the "Adviser") serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, has been the Fund's portfolio manager since January 2018. Frank Vallario, Chief Investment Officer of the Adviser, and Donal Bishnoi, Portfolio Manager of the Adviser, have been the Fund's portfolio manager since September 2019. Devin Ryder, Portfolio Manager of the Adviser, has been the Fund's portfolio manager since May 2018.
Purchase and Sale of Fund Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund's shares are listed on the Exchange. The price of the Fund's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares ("Creation Units"), principally in-kind for securities included in the Index, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an "Intermediary"), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary's website for more information.